   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1997
                                                      REGISTRATION NO. 333-

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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ----------------
                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                               ----------------

           DELAWARE                           6162                        95-4649104
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                       2049 CENTURY PARK EAST, SUITE 350
                         LOS ANGELES, CALIFORNIA 90067
                                 (310) 229-2600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                                 WAYNE L. KNYAL
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                     FRANCHISE MORTGAGE ACCEPTANCE COMPANY
                       2049 CENTURY PARK EAST, SUITE 350
                         LOS ANGELES, CALIFORNIA 90067
                                 (310) 229-2600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:
       THOMAS J. POLETTI, ESQ.                    TODD H. BAKER, ESQ.
        SUSAN B. KALMAN, ESQ.                 GIBSON, DUNN & CRUTCHER LLP
        DARREN O. BIGBY, ESQ.              ONE MONTGOMERY STREET, SUITE 3100
 FRESHMAN, MARANTZ, ORLANSKI, COOPER     SAN FRANCISCO, CALIFORNIA 94104-4505
               & KLEIN                         TELEPHONE (415) 393-8200
 9100 WILSHIRE BOULEVARD, 8TH FLOOR            FACSIMILE (415) 986-5309
                EAST
   BEVERLY HILLS, CALIFORNIA 90212
      TELEPHONE (310) 273-1870
      FACSIMILE (310) 274-8357

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [X] 333-34481

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

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
                                                          PROPOSED
                                             PROPOSED      MAXIMUM
                                             MAXIMUM      AGGREGATE   AMOUNT OF
 TITLE OF EACH CLASS OF    AMOUNT TO BE   OFFERING PRICE  OFFERING   REGISTRATION
 SECURITIES REGISTERED    REGISTERED(1)    PER SHARE(2)   PRICE(2)       FEE
---------------------------------------------------------------------------------
Common Stock, $.001 par
 value................   1,437,500 shares     $18.00     $25,875,000    $7,841
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

(1) Includes 187,500 shares which the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.

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

                               EXPLANATORY NOTE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Reg. No. 333-34481) filed by Franchise Mortgage Acceptance Company (the "Company") with the Securities and Exchange Commission on
August 27, 1997, as amended, including the exhibits thereto, and declared effective by the Commission on November 12, 1997 are incorporated herein by reference.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 18th day of November, 1997.

                                          FRANCHISE MORTGAGE ACCEPTANCE
                                           COMPANY

                                          By /s/ Wayne L. Knyal
                                          _____________________________________
                                                     Wayne L. Knyal,
                                           President, Chief Executive Officer
                                              (Principal Executive Officer)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITY INDICATED ON NOVEMBER 18, 1997.

                 SIGNATURE                              TITLE
                 ---------                              -----
/s/ Wayne L. Knyal                          President, Chief Executive
___________________________________________ Officer and Director
   Wayne L. Knyal                           (Principal Executive
                                            Officer)

   *                                        Chief Financial Officer
___________________________________________ Executive Vice President
   Raedelle Walker                          (Principal Accounting
                                            Officer)

   *                                        Director
___________________________________________
   H. Wayne Snavely

   *                                        Director
___________________________________________
   G. Louis Graziadio, III

   *                                        Director
___________________________________________
   Perry A. Lerner

   *                                        Director
___________________________________________
   Michael L. Matkins

   *                                        Director
___________________________________________
   Ronald V. Davis

   *                                        Director
___________________________________________
   John E. Martin

   *                                        Director
___________________________________________
   Richard J. Loughlin

*By /s/ Wayne L. Knyal
_____________________________________
           Wayne L. Knyal,
          Attorney-in-fact

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                         DESCRIPTION OF EXHIBIT
 -------                        ----------------------
   5.1   Opinion of Freshman, Marantz, Orlanski, Cooper & Klein
  23.1   Consent of KPMG Peat Marwick LLP regarding Registrant
         Consent of Freshman, Marantz, Orlanski, Cooper & Klein (contained in
  23.2   Exhibit 5.1)
  24.1   Power of Attorney (incorporated by reference to the Registrant's
         Registration Statement on Form S-1 (Reg. No. 333-34481))